Semiannual Report as of June 30, 2001

Evergreen
                Variable Annuity Trust
                                VA Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	12
Fund at a Glance	3	Statement of Operations	13
Portfolio Manager Interview	4	Statement of Changes in Net Assets	14
Financial Highlights	6	Notes to Financial Statements	15
Schedule of Investments	7

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Fund at a Glance as of June 30, 2001

“We believe the Federal Reserve’s
aggressive easing of interest rates
will have a positive impact on the
economy and offset the impact of
corporate profit declines.”

Portfolio
Management

Jean C. Ledford, CFA Tenure: August 1999	Richard S. Welsh, CFA Tenure: August 1999

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/1/1996

6 month return	–12.77%

Average Annual Returns

1 year	–21.07%

5 years	8.38%

Since Portfolio Inception	9.01%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Fund1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 2000 are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1  Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Fund had a total return of –12.77% for the six-month period ended June 30, 2001. During the same period, the Standard & Poor’s 500 Index had a return of –6.70%.

Portfolio
Characteristics

(As of 6/30/2001)

Total Net Assets	$53,959,942

Number of Holdings	111

P/E Ratio	27.8x

What were the factors that most influenced performance?

The first half of 2001 was a very difficult environment for stocks. The S&P 500 declined as corporate profits fell and the economy slowed. In response, the Federal Reserve cut interest rates an unprecedented six times in six months in an effort to stimulate capital spending and economic activity.

Despite the difficult environment, several large holdings posted gains in the period. Microsoft, IBM, AOL Time-Warner, Phillip Morris and Bank America all had positive returns in the period. Strong market positions, relatively stable earnings, and direct exposure to surprisingly strong consumer spending were positive influences on their performances. More than offsetting these gains, however, were losses in several large positions including Cisco Systems, EMC, Schering-Plough, AIG and Pfizer.

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)

Information Technology	18.7%

Financials	16.6%

Healthcare	16.1%

Consumer Discretionary	11.6%

Industrials	10.6%

What industries helped fund performance, and what industries detracted from returns?

Investments in the utilities, healthcare and basic materials sectors impacted performance positively versus the S&P 500. Investors’ preference for yield, stable earnings, and a lack of exposure to the volatile California energy market benefited traditional utilities such as Southern Company. Pricing trends continue to be positive for healthcare service providers, while medical equipment and diversified healthcare companies such as Johnson & Johnson continued to meet or exceed expectations. The positive contribution in basic materials was the result of our investment in Alcoa. Despite intermediate economic concerns, the company’s ability to shut down smelter capacity and resell electricity at higher profits should benefit the company.

Offsetting these positives were the effects of investments in technology, energy and financial companies versus the benchmark. The technology weakness was primarily in communications equipment, as telecommunications service providers clearly overestimated demand and overbuilt capacity. As a result, communications equipment providers, including Lucent and Nortel

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Portfolio Manager Interview

Networks, continued to miss even the most pessimistic forecasts. The fund’s largest relative overweighting was in the energy services industry. These stocks faltered as a result of declining commodity prices and new contracts that did not meet high expectations. Despite the benefits of the Fed easings, financial companies were hurt by the weakness in capital markets and concerns over asset quality associated with the weakening economy.

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)

Microsoft Corp.	4.3%

Pfizer, Inc.	3.4%

General Electric Co.	3.3%

Exxon Mobil Corp.	2.7%

AOL Time Warner, Inc.	2.7%

Citigroup, Inc.	2.4%

Intel Corp.	2.2%

Wal-Mart Stores, Inc.	1.9%

International Business Machines Corp.	1.9%

American International Group	1.9%

What were your principal strategies during the period?

During the period, we continued to focus on companies whose accelerating earnings and revenues demonstrated improving business trends. As a result, the fund was underweighted in the basic materials and consumer discretionary sectors, where underlying business fundamentals showed no evidence of improvement. This proved detrimental to performance due to the willingness of the market to look beyond the immediate environment and anticipate improvement in the future despite relatively high valuations. Further impacting returns was the fund’s positioning in several areas of technology that showed the earliest signs of deterioration as the economy slowed. We believed these areas were most likely to show the earliest signs of improvement. They included select telecommunications equipment providers and enterprise hardware companies. However, the stocks underperformed as the outlook for corporate profits and capital spending continued to deteriorate.

What is your outlook?

We believe the Federal Reserve’s aggressive easing of interest rates will have a positive impact on the economy and offset the impact of corporate profit declines. This outlook clearly hinges on the consumer’s ability to continue to spend despite employment and consumer confidence indicators that appear to have peaked recently. If the Federal Reserve is successful, we believe the S&P 500 should be nearing its trough in earnings growth, brightening the outlook going forward.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,
		2000	1999 #	1998 #	1997 #	1996 (a) #
Net asset value, beginning of period	$14.96	$17.31	$15.31	$14.89	$11.41	$10.00

Income from investment operations
Net investment income	0.03	0.03	0.09	0.07	0.06	0.05
Net realized and unrealized gains or losses on securities	(1.94)	(2.06)	3.36	0.86	4.15	1.44
Total from investment operations	(1.91)	(2.03)	3.45	0.93	4.21	1.49
Distributions to shareholders from
Net investment income	0	(0.03)	(0.11)	0	(0.05)	(0.05)
Net realized gains	0	(0.29)	(1.34)	(0.51)	(0.68)	(0.03)

Total distributions	0	(0.32)	(1.45)	(0.51)	(0.73)	(0.08)

Net asset value, end of period	$13.05	$14.96	$17.31	$15.31	$14.89	$11.41

Total return*	(12.77%)	(11.99%)	23.03%	6.44%	37.16%	14.90%
Ratios and supplemental data
Net assets, end of period (thousands)	$53,960	$65,556	$69,774	$45,820	$21,600	$10,862
Ratios to average net assets
Expenses‡	0.96%†	1.03%	1.02%	1.01%	1.01%	1.00%†
Net investment income	0.39%†	0.18%	0.57%	0.49%	0.42%	0.87%†
Portfolio turnover rate	97%	127%	111%	16%	32%	6%

(a)	For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–95.1%
CONSUMER DISCRETIONARY–11.6%
Hotels, Restaurants & Leisure–1.1%
Carnival Corp., Class A	7,400	$227,180
McDonald’s Corp.	14,400	389,664

		616,844

Media–5.2%
AOL Time Warner, Inc.*	27,200	1,441,600
Comcast Cable Communications Corp., Class A*	14,000	607,600
Viacom, Inc., Class B*	14,239	736,868

		2,786,068

Multi-line Retail–2.5%
Target Corp.	9,200	318,320
Wal-Mart Stores, Inc.	21,200	1,034,560

		1,352,880

Specialty Retail–2.8%
Best Buy Co., Inc. *	5,700	362,064
Home Depot, Inc.	16,400	763,420
Lowes Companies, Inc.	5,200	377,260

		1,502,744

CONSUMER STAPLES–6.0%
Beverages–2.4%
Anheuser Busch Companies, Inc.	5,500	226,600
Coca Cola Enterprises, Inc.	13,700	223,995
Coca-Cola Co.	11,700	526,500
PepsiCo., Inc.	7,160	316,472

		1,293,567

Food & Drug Retailing–0.8%
Safeway, Inc.*	8,600	412,800

Food Products–1.4%
General Mills, Inc.	5,700	249,546
Hershey Foods Corp.	4,500	277,695
Quaker Oats Co.	2,400	219,000

		746,241

Household Products–0.4%
Procter & Gamble Co.	3,500	223,300

Tobacco–1.0%
Philip Morris Companies, Inc.	11,000	558,250

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
ENERGY–7.3%
Energy Equipment & Services–3.4%
Baker Hughes, Inc.	10,200	$341,700
BJ Services Co.*	6,600	187,308
Cooper Cameron Corp.*	4,200	234,360
Diamond Offshore Drilling, Inc.	6,700	221,435
ENSCO International, Inc.	5,800	135,720
Global Marine, Inc.*	8,100	150,903
Halliburton Co.	10,600	377,360
Noble Drilling Corp.*	5,200	170,300

		1,819,086

Oil & Gas–3.9%
Chevron Corp.	3,400	307,700
Exxon Mobil Corp.	16,860	1,472,721
Texaco, Inc.	4,800	319,680

		2,100,101

FINANCIALS–16.6%
Banks–5.4%
Bank of America Corp.	16,000	960,480
Bank One Corp.	12,200	436,760
Fifth Third Bancorp	6,510	390,925
FleetBoston Financial Corp.	13,800	544,410
PNC Financial Services Group	5,200	342,108
Washington Mutual, Inc.	6,150	230,933

		2,905,616

Diversified Financials–8.1%
Charles Schwab Corp.	14,400	220,320
Citigroup, Inc.	24,507	1,294,950
Countrywide Credit Industries, Inc.	5,100	233,988
Fannie Mae	5,200	442,780
Freddie Mac	8,100	567,000
J.P. Morgan Chase & Co.	18,700	834,020
Lehman Brothers Holdings, Inc.	4,000	311,000
Morgan Stanley Dean Witter & Co.	3,700	237,651
T. Rowe Price Group, Inc.	6,300	235,557

		4,377,266

Insurance–3.1%
Allstate Corp.	9,200	404,708
American International Group, Inc.	11,822	1,016,692
St. Paul Companies, Inc.	4,600	233,174

		1,654,574

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–16.1%
Biotechnology–0.7%
Amgen, Inc.*	6,200	$376,216

Health Care Equipment & Supplies–2.8%
Baxter International, Inc.	6,200	303,800
Becton Dickinson & Co.	11,100	397,269
Guidant Corp.*	6,000	216,000
Medtronic, Inc.	9,000	414,090
Saint Jude Medical, Inc.*	2,600	156,000

		1,487,159

Health Care Providers & Services–1.7%
AmeriSource Health Corp., Class A *	4,700	259,910
Bergen Brunswig Corp., Class A	8,900	171,058
HCA-The Healthcare Corp.	6,000	271,140
McKesson HBOC, Inc.	6,600	244,992

		947,100

Pharmaceuticals–10.9%
Abbott Laboratories	15,600	748,956
American Home Products Corp.	7,360	430,118
Biotech Holders Trust*	5,300	702,250
Eli Lilly & Co.	5,700	421,800
Johnson & Johnson Co.	15,200	760,000
Pfizer, Inc.	46,275	1,853,314
Schering-Plough Corp.	14,200	514,608
Watson Pharmaceuticals, Inc.*	7,000	431,480

		5,862,526

INDUSTRIALS–10.6%
Aerospace & Defense–0.5%
Lockheed Martin Corp.	7,700	285,285

Commercial Services & Supplies–2.0%
Automatic Data Processing, Inc.	3,100	154,070
Cendant Corp.*	17,600	343,200
Computer Sciences Corp.*	7,700	266,420
First Data Corp.	5,100	327,675

		1,091,365

Industrial Conglomerates–6.8%
General Electric Co.	36,300	1,769,625
Honeywell International, Inc.	12,300	430,377
Minnesota Mining & Manufacturing Co.	4,100	467,810
Tyco International, Ltd.	18,583	1,012,774

		3,680,586

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Machinery–0.9%
Illinois Tool Works, Inc.	3,700	$234,210
Ingersoll Rand Co.	5,200	214,240

		448,450

Road & Rail–0.4%
Union Pacific Corp.	4,100	225,131

INFORMATION TECHNOLOGY–18.7%
Communications Equipment–1.0%
Cisco Systems, Inc.*	16,200	294,840
Mcdata Corp. Class A*	14,200	249,210

		544,050

Computers & Peripherals–5.7%
Apple Computer*	14,400	334,800
Compaq Computer Corp.	15,300	236,997
Dell Computer Corp.*	10,600	277,190
EMC Corp.*	13,600	395,080
International Business Machines Corp.	9,060	1,023,780
Lexmark International Group, Inc., Class A*	4,700	316,075
Sun Microsystems, Inc.*	15,300	240,516
Symbol Technologies, Inc.	11,900	264,180

		3,088,618

Electronic Equipment & Instruments–0.5%
Gemstar TV Guide International, Inc.*	5,800	247,080

Semiconductor Equipment & Products–2.6%
Intel Corp.	39,980	1,169,415
Micron Technology, Inc.*	5,900	242,490

		1,411,905

Software–8.9%
BMC Software, Inc.*	5,600	126,224
Citrix Systems, Inc.*	11,500	401,350
Intuit, Inc.	16,500	659,835
Microsoft Corp.*	31,700	2,314,100
Oracle Systems Corp.*	13,300	252,700
Siebel Systems, Inc.*	11,700	548,730
Veritas Software Corp.*	7,500	498,975

		4,801,914

MATERIALS–1.8%
Chemicals–0.8%
E.I. DuPont De Nemours & Co.	9,300	448,632

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
MATERIALS–continued
Paper & Forest Products–1.0%
Georgia-Pacific Corp.	8,100	$274,185
International Paper Co.	7,600	271,320

		545,505

TELECOMMUNICATION SERVICES–4.1%
Diversified Telecommunication Services–3.5%
AT&T Corp.	16,800	369,600
Qwest Communications International, Inc.*	4,390	139,909
SBC Communications, Inc.	16,800	673,008
Verizon Communications	13,906	743,971

		1,926,488

Wireless Telecommunications Services–0.6%
Sprint Corp. (PCS Group), Ser. 1	13,200	318,780

UTILITIES–2.3%
Electric Utilities–2.3%
American Electric Power Co., Inc.	6,300	290,871
Duke Energy Corp.	10,500	409,605
Exelon Corp.	3,400	218,008
Southern Co.	13,000	302,250

		1,220,734

Total Common Stocks		51,306,861

SHORT-TERM INVESTMENTS–5.5%
MUTUAL FUND SHARES–5.5%
Evergreen Select Money Market Fund ø	2,952,464	2,952,464

Total Investments–(cost $52,918,751)–100.6%		54,259,325
Other Assets and Liabilities–(0.6%)		(299,383)

Net Assets–100.0%		$53,959,942

*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$52,918,751
Net unrealized gains or losses on securities	1,340,574

Market value of securities	54,259,325
Receivable for securities sold	971,231
Dividends and interest receivable	36,336

Total assets	55,266,892

Liabilities
Payable for securities purchased	1,218,712
Payable for Fund shares redeemed	51,693
Advisory fee payable	3,348
Due to other related parties	451
Accrued expenses and other liabilities	32,746

Total liabilities	1,306,950

Net assets	$53,959,942

Net assets represented by
Paid-in capital	$60,328,233
Undistributed net investment income	108,125
Accumulated net realized losses on securities	(7,816,990)
Net unrealized gains on securities	1,340,574

Total net assets	$53,959,942

Shares outstanding	4,134,481

Net asset value per share	$13.05

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

Investment income
Dividends (net of foreign withholding taxes of $45)	$309,155
Interest	75,488

Total investment income	384,643

Expenses
Advisory fee	217,059
Administrative services fees	28,941
Transfer agent fee	74
Trustees’ fees and expenses	3,455
Printing and postage expenses	8,641
Custodian fee	10,725
Professional fees	6,155
Other	3,487

Total expenses	278,537
Less: Expense reductions	(6,489)

Net expenses	272,048

Net investment income	112,595

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(4,661,984)

Net change in unrealized gains or losses on securities	(3,779,133)

Net realized and unrealized losses on securities	(8,441,118)

Net decrease in net assets resulting from operations	$(8,328,522)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment income	$112,595	$123,973
Net realized losses on securities	(4,661,984)	(3,003,033)
Net change in unrealized gains or losses on securities	(3,779,133)	(5,966,598)

Net decrease in net assets resulting from operations	(8,328,522)	(8,845,658)

Distributions to shareholders from
Net investment income	0	(137,516)
Net realized gains or losses	0	(1,191,061)

Total distributions to shareholders	0	(1,328,577)

Capital share transactions
Proceeds from shares sold	623,069	9,559,534
Payment for shares redeemed	(3,890,324)	(4,932,220)
Net asset value of shares issued in reinvestment of distributions	0	1,328,590

Net increase (decrease) in net assets resulting from capital share transactions	(3,267,255)	5,955,904

Total decrease in net assets	(11,595,777)	(4,218,331)
Net assets
Beginning of period	65,555,719	69,774,050

End of period	$ 53,959,942	$65,555,719

Undistributed (overdistributed) net investment income	$ 108,125	$ (4,470)

Other Information:
Share increase (decrease)
Shares sold	44,576	574,714
Shares redeemed	(293,064)	(298,480)
Shares issued in reinvestment of distributions	0	75,688

Net increase (decrease) in shares	(248,488)	351,922

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.75% and declining to 0.70% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Notes to Financial Statements (Unaudited) (continued)

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $54,533,066 and $57,494,825, respectively, for the six months ended June 30, 2001.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $52,918,751. The gross unrealized appreciation and depreciation on securities based on that cost was $3,644,197 and $2,303,623, respectively, with a net unrealized appreciation of $1,340,574.

As of December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $2,773,676 expiring in 2008.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $6,489 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.02%.

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

8.  CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year finan-cial statements.

Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558956 6/01